SUPPLEMENT dated January 13, 1998 to PROSPECTUS dated
                  September 16, 1997

                      KOPP FUNDS

               Kopp Emerging Growth Fund

Capitalized terms have the same meaning here as they do
                  in the Prospectus.

            Tax-Sheltered Retirement Plans

     The following information supplements the information contained on pages 18 and 19 of the Prospectus.

     In addition to the qualified retirement plans set forth in the Prospectus which are offered by the Fund through Firstar, beginning January 13, 1998, the Fund will offer Roth Individual Retirement Accounts.

Roth Individual Retirement Accounts

     The Fund offers a Roth IRA pursuant to which taxpayers may make nondeductible contributions of up to $2,000, but receive qualified distributions tax-free.
The $2,000 limit is reduced or eliminated for taxpayers with adjusted gross income above $150,000 ($95,000 if single). Taxpayers who contribute to Roth IRAs may also contribute to traditional IRAs, but annual contributions to both types of IRAs may not exceed
$2,000. A taxpayer's spouse may also contribute $2,000 to an IRA as long as the spouses' joint compensation equals or exceeds their combined IRA contributions.
Unlike other IRAs, contributions to Roth IRAs may be made even after a taxpayer reaches age 70 1/2, and Roth
IRAs are not subject to the required minimum distribution rules.

     "Qualified distributions" (consisting of both accumulated nondeductible contributions and investment earnings) from Roth IRAs are completely tax-free and penalty-free. "Qualified distributions" are those made after a taxpayer has had a Roth IRA for five years and withdraws money after he or she reaches age 59 1/2; after death or disability; or to pay for certain first-time homebuyer expenses, up to a lifetime limit of $10,000.

     Most taxpayers with adjusted gross income of no more than $100,000 may convert their traditional IRAs into Roth IRAs before the end of 1998. A taxpayer would take converted IRA amounts into income and pay any tax on the distribution ratably over four years.

     For more information on the Roth IRA, please call
1-888-533-KOPP.

                     YOUR ACCOUNT

Class A Shares

     The following chart replaces the chart contained on page 10 of the Prospectus.

     Class A shares are offered and sold on a continual basis at the next Offering Price, which is the sum of the net asset value per share and the sales charge indicated below:

                        Total Sales Charge

                           As a       As a Percentage    Portion of
Your Investment         Percentage        of Your      Offering Price
                       of Offering     Investment       Retained by
                          Price                        Broker-Dealers*
Up to $99,999             3.50%          3.63%               3.00%
$100,000 -$249,999        3.00%          3.09%               2.55%
$250,000 -$499,999        2.00%          2.04%               1.70%
$500,000 -$999,999        1.00%          1.01%               0.85%
$1,000,000 -$4,999,999**  None           None               None***
__________________

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*    At  the  discretion of the Distributor, all  sales
     charges may at times be paid to the broker-dealer,
     if  any,  involved in the trade.  A  broker-dealer
     paid all or substantially all of the sales charges
     may   be   deemed  an  "underwriter"   under   the
     Securities Act of 1933, as amended.

** A 1% CDSC may be imposed on redemptions of all or part of an investment of $1 million or more in Class A shares redeemed within 24 months of purchase.

*** The Distributor may, in its discretion, pay a 1% commission to broker-dealers who initiate and are responsible for purchases of Class A shares between $1,000,000 - $4,999,999.

 Please retain this Supplement with the Prospectus for
                   future reference.